EXECUTION COPY

FIRST AMENDMENT AND JOINDER AGREEMENT TO
ORIGINATOR PURCHASE AGREEMENT

THIS FIRST AMENDMENT AND JOINDER AGREEMENT TO ORIGINATOR PURCHASE AGREEMENT, dated as of May 19, 2011 (this “Amendment”), is entered into by and among DST SYSTEMS, INC., a Delaware corporation (“DST Systems”), as the Purchaser and the Servicer, each of the parties named on Exhibit I (each, a “New Seller” and collectively, the “New Sellers”) and each of the parties named on Exhibit II hereto (each, an “Existing Seller” and collectively, the “Existing Sellers” and the Existing Sellers together with the New Sellers, the “Sellers”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

WHEREAS, the Existing Sellers and DST Systems have entered into that certain Originator Purchase Agreement, dated as of May 21, 2009 (as amended through the date hereof, the “Existing Agreement” and, as amended hereby, the “Agreement”);

WHEREAS, the Sellers and DST Systems desire to amend the Existing Agreement in certain respects as provided herein;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1.    Removal of Existing Sellers. DST Output Graphics, LLC (“DOGL”) has been dissolved, and shall no longer be identified as a Seller under the Existing Agreement. DST Health Solutions, Inc. (“DSHI”) has been merged into DST Systems, and shall no longer be identified individually as a Seller under the Existing Agreement. DST Global Solutions North America Ltd. (“DGSNA”) has been merged into DST Technologies, Inc., an Existing Seller, and shall no longer be identified individually as a Seller under the Existing Agreement. DSTi Mosiki, LLC (“DSTM”) has changed its name to DST Global Solutions North America, LLC, and shall be identified as such under the Existing Agreement.

SECTION 2.   Joinder of New Sellers. Each of the New Sellers hereby accepts the duties, obligations and responsibilities of a Seller under the Existing Agreement, agrees to assume the duties and responsibilities, and be bound by each of the obligations of, a Seller and is hereby made a party to the Existing Agreement.

SECTION 3.    Schedules and Exhibits. Each of Schedule I (List of Sellers), Exhibit C (Addresses) and Exhibit D (Seller UCC Information) to the Existing Agreement is hereby deleted and replaced in its entirety with Schedule I (List of Sellers), Exhibit C (Addresses) and Exhibit D (Seller UCC Information), attached hereto, respectively, to reflect the removal of DOGL, DSHI, DGSNA and DSTM as Existing Sellers and the addition of the New Sellers as Sellers.

SECTION 4.    Representations and Warranties of the New Sellers. Each of the New Sellers hereby makes each of the representations and warranties made by the Existing Sellers under the Existing Agreement as if each such representation and warranty was set forth herein, mutatis mutandis.

SECTION 5.    Covenants and Agreements of the New Sellers. Each of the New Sellers hereby makes each of the covenants and agreements made by the Existing Sellers under the Existing Agreement as if each such covenant and agreement was set forth herein, mutatis mutandis.

SECTION 6.    Effective Date. This Amendment shall become effective as of the date (the “Effective Date”) on which the last of the following shall occur: (a) this Amendment shall have been executed and delivered by a duly authorized officer of each party hereto and (b) the Fifth Amendment to Receivables Purchase Agreement, dated as of the date hereof, shall have been executed and delivered by a duly authorized officer of each party thereto; provided, however, a New Seller shall not participate as a Seller under the Existing Agreement until each of the conditions set forth in Section 8 of this Amendment with respect to such New Seller has been satisfied or waived in writing by the Agent.

SECTION 7.    Reference to and Effect on the Agreement and the Related Documents.

On the Effective Date (a) each of the Existing Sellers hereby reaffirms all covenants, representations and warranties made by it in the Existing Agreement and agrees that all such covenants, representations and warranties shall be deemed to have been restated as of the Effective Date of this Amendment, (b) each reference in the Existing Agreement to “Seller” or “Sellers” or words of like import shall include the New Sellers and (c) each reference in the Existing Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Existing Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Agreement shall mean and be, a reference to the Existing Agreement as amended hereby.

SECTION 8.    Conditions Precedent to Effectiveness of this Amendment.

This Amendment is subject to the conditions precedent that DST Systems and the Agent shall have received the following, each (unless otherwise indicated) dated the date hereof, and in form and substance satisfactory to DST Systems and the Agent:

(a)          Certified copies of the resolutions (or similar authorization, if not a corporation) of the Board of Directors (or similar governing body or Persons, if not a corporation) of each New Seller approving this Amendment and certified copies of all documents evidencing other necessary corporate or limited liability company action, as the case may be, and governmental approvals, if any, with respect to this Amendment. One such certificate will be acceptable for any number of such Persons having identical authorizations.

(b)          A certificate of the Secretary or Assistant Secretary of each New Seller certifying the names and true signatures of the officers of such New Seller authorized to sign this Amendment and the other documents to be delivered by it hereunder. One such certificate will be acceptable for any number of such Persons having identical authorized officers.

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(c)          Copy of good standing certificate for each New Seller issued within thirty (30) days prior to the date hereof by the Secretary of State of the state of formation of the New Seller and the state where the New Seller’s principal place of business is located.

(d)          Copies of proper financing statements (Form UCC1) to be filed under the UCC on or before the date of this Agreement in all jurisdictions as may be necessary or, in the opinion of the Agent, desirable under the UCC or any comparable law of all appropriate jurisdictions to perfect the transfer by each New Seller to DST Systems of the Receivables.

(e)          Copy of a proper UCC amendment statement (Form UCC3) to be filed under the UCC on or before the date of this Agreement in all jurisdictions as may be necessary or, in the opinion of the Agent, desirable under the UCC or any comparable law of all appropriate jurisdictions to reflect the name change to DST Global Solutions North America, LLC.

(f)          Copies of proper UCC amendment statements (Form UCC3) necessary to effect the release of all security interests and other rights of any Person in the Receivables of each New Seller, and the related Contracts and Related Security.

(g)          Search report provided in writing to the Agent, (i) listing all effective financing statements that name the New Seller as debtor and that are filed in the jurisdiction in which filing was made pursuant to subsection (d) above and in such other jurisdiction that the Agent shall reasonably request, together with copies of such financing statements (none of which (other than any of the financing statements described in subsection (d) above) shall cover any Receivables, and (ii) listing all tax liens and judgment liens (if any) filed against the New Seller in the jurisdictions described above;

(h)          Favorable opinions of counsel to the New Sellers, as applicable, as to such matters and in form and substance satisfactory to the Agent including, without limitation, the following:

(i)          each New Seller is (A) organized, existing and in good standing under the laws of its jurisdiction of organization, with all necessary power and authority to own its properties and conduct its business as currently conducted and (B) qualified to do business as a foreign limited liability company, in good standing in each jurisdiction in which the conduct of its business requires such qualification;

(ii)         each New Seller has or had at all relevant times, full power, authority and legal right to exercise, deliver and perform its obligations under the Agreement; and has or had at all relevant times full power, authority and legal right to originate, own and transfer the Receivables and the other property transferred by it to DST Systems;

(iii)        the Agreement, this Amendment and each other document related hereto to which a New Seller is a party has been duly authorized, executed and delivered by such Person and is a valid and binding agreement, enforceable against such Person in accordance with its respective terms, except to the extent that enforcement thereof may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (B) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity);

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(iv)        the transfer of the Receivables by each New Seller to DST Systems pursuant to the Agreement, the compliance by such New Seller with all of the provisions of the Agreement and the consummation of the transactions contemplated the Agreement, and each other document contemplated hereby or thereby to which such New Seller is a party will not (A) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such New Seller is a party or by which such New Seller is bound or to which any of the property or assets of such New Seller is subject, (B) result in any violation of the provisions of any order known to such counsel of any court or governmental agency or body having jurisdiction over such New Seller or any of its properties or (C) result in any violation of the provisions of the articles of association, other formation documents or the operating agreement of such New Seller or to counsel’s knowledge any statute or any rule or regulation of any governmental agency or body having jurisdiction over such New Seller or any of its properties;

(v)         no authorization, approval, consent or order of, or filing with, any court or governmental authority or agency is required by any New Seller in connection with the consummation of the transactions contemplated in the Agreement or any other document contemplated hereby or thereby to which such New Seller is a party, except such as have been obtained;

(vi)        to the best of such counsel’s knowledge and information without independent inquiry, there are no legal or governmental proceedings pending or threatened (A) asserting the invalidity of the Existing Agreement or any other document contemplated hereby or thereby to which any New Seller is a party, (B) seeking to prevent the consummation by any New Seller of any of the transactions contemplated by this Amendment, the Existing Agreement or any other document contemplated hereby or thereby to which such New Seller is a party or (C) which might materially adversely affect the rights of DST Systems hereunder or under the Existing Agreement;

(vii)       the provisions of the Agreement are effective to create a valid security interest in the Receivables of each New Seller and the proceeds thereof in favor of DST Systems;

(viii)      no New Seller is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended;

(ix)         the existence of a “true sale” of the Receivables from the New Seller to DST Systems under the Agreement; and

(x)          the inapplicability of the doctrine of substantive consolidation to the New Seller and each of the owners of the membership interest of the New Seller;

(i)          A copy of the executed Amendment; and

(j)          Such other agreements, instruments, certificates, opinions and other documents as the Agent may reasonably request.

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SECTION 9.    Authorization to File Financing Statements and Financing Statement Amendments. Each of the Sellers hereby authorizes DST Systems and the Agent (as DST System’s assign) to file one or more financing statements or financing statements amendments, as applicable, with any and all applicable state filing offices relating to the interests of DST System and the Agent (as DST System’s assign) in the Seller Collateral.

SECTION 10.  Miscellaneous.

(a)          Effect on Existing Agreement. Except as specifically amended hereby, the Existing Agreement shall remain in full force and effect. This Amendment shall not constitute a novation of the Existing Agreement, but shall constitute an amendment thereof.

(b)          No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Person under the Existing Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

(c)          Fees and Expenses. The New Sellers and DST Systems agree to pay all costs, fees, and expenses (including, without limitation, reasonable attorneys’ fees and time charges of attorneys) incurred by the Agent and the Investor in connection with the preparation, execution and enforcement of this Amendment.

(d)          Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(e)          Counterparts. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

(f)          Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(g)          Amendments. This Amendment may not be amended or otherwise modified except as provided in the Existing Agreement.

(h)          GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

SELLERS:	DST OUTPUT, LLC

	By:	/s/ Gregg Wm. Givens
		Name:	Gregg Wm. Givens
		Title:	Assistant Treasurer

DST OUTPUT CENTRAL, LLC

	By:	/s/ Gregg Wm. Givens
		Name:	Gregg Wm. Givens
		Title:	Assistant Treasurer

DST OUTPUT EAST, LLC

	By:	/s/ Gregg Wm. Givens
		Name:	Gregg Wm. Givens
		Title:	Assistant Treasurer

DST OUTPUT WEST, LLC

	By:	/s/ Gregg Wm. Givens
		Name:	Gregg Wm. Givens
		Title:	Assistant Treasurer

DST TECHNOLOGIES, INC.,

	By:	/s/ Gregg Wm. Givens
		Name:	Gregg Wm. Givens
		Title:	Assistant Treasurer

[Signature Page to First Amendment and Joinder Agreement - DST Systems]

DST STOCK TRANSFER, INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Treasurer

DST OUTPUT ELECTRONIC SOLUTIONS, INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST WORLDWIDE SERVICES, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST RETIREMENT SOLUTIONS, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

ARGUS HEALTH SYSTEMS, INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

[Signature Page to First Amendment and Joinder Agreement - DST Systems]

DST DIRECT, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST HEALTH SOLUTIONS, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST GLOBAL SOLUTIONS NORTH AMERICA, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

ISPACE SOFTWARE TECHNOLOGIES, INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST TASS, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST BROKERAGE SOLUTIONS, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Vice President and
Assistant Treasurer

[Signature Page to First Amendment and Joinder Agreement - DST Systems]

FINIX PROFESSIONAL SERVICES, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Vice President and
Assistant Treasurer

CONVERGE SYSTEMS, LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Vice President and
Assistant Treasurer

NEWKIRK PRODUCTS, INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Vice President and
Assistant Treasurer

LTM PUBLISHING, INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Vice President and
Assistant Treasurer

MCKAY HOCHMAN CO., INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Vice President and
Assistant Treasurer

[Signature Page to First Amendment and Joinder Agreement - DST Systems]

THIRD PARTY EDUCATIONAL SYSTEMS, INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Vice President and
Assistant Treasurer

CFG OUTPUT LLC

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

DST HEALTHCARE HOLDINGS, INC.

By:	/s/ Gregg Wm. Givens
	Name:	Gregg Wm. Givens
	Title:	Assistant Treasurer

[Signature Page to First Amendment and Joinder Agreement - DST Systems]

SERVICER:	DST SYSTEMS, INC.

	By:	/s/ Gregg Wm. Givens
		Name:	Gregg Wm. Givens
		Title:	Vice President and
Chief Accounting Officer

PURCHASER:	DST SYSTEMS, INC.

	By:	/s/ Gregg Wm. Givens
		Name:	Gregg Wm. Givens
		Title:	Vice President and
Chief Accounting Officer

[Signature Page to First Amendment and Joinder Agreement - DST Systems]

Acknowledged and consented to by:

BANK OF AMERICA, NATIONAL ASSOCIATION,
as Agent

By:	/s/ Jeremy Grubb
	Name:	Jeremy Grubb
	Title:	Vice President

[Signature Page to First Amendment and Joinder Agreement - DST Systems]

EXHIBIT I

List of New Sellers:

DST Brokerage Solutions, LLC

Finix Professional Services, LLC

Converge Systems, LLC

Newkirk Products, Inc.

LTM Publishing, Inc.

McKay Hochman Co., Inc.

Third Party Educational Systems, Inc. (d/b/a MasteryPoint Financial Technologies)

CFG Output LLC (f/k/a DST Output Fulfillment Group, LLC)

DST Healthcare Holdings, Inc. (f/k/a DST Health Solutions Holdings, Inc.)

Exhibit I

EXHIBIT II

List of Existing Sellers:

DST Output, LLC

DST Output Central, LLC

DST Output East, LLC

DST Output West, LLC

DST Output Graphics, LLC

DST Technologies, Inc.

DST Stock Transfer, Inc.

DST Mailing Services, Inc.

DST Output Electronic Solutions, Inc.

DST Worldwide Services, LLC

DST Retirement Solutions, LLC

Argus Health Systems, Inc.

DST Direct, LLC

DST Health Solutions, Inc.

DST Health Solutions, LLC

DST Global Solutions North America Ltd. (f/k/a DST International North America Ltd.)

DSTi Mosiki, LLC

iSpace Software Technologies, Inc.

DST TASS, LLC

Exhibit II

SCHEDULE I
LIST OF SELLERS

DST Output, LLC

DST Output Central, LLC

DST Output East, LLC

DST Output West, LLC

DST Technologies, Inc.

DST Stock Transfer, Inc.

DST Mailing Services, Inc.

DST Output Electronic Solutions, Inc.

DST Worldwide Services, LLC

DST Retirement Solutions, LLC

Argus Health Systems, Inc.

DST Direct, LLC

DST Health Solutions, LLC

DST Global Solutions North America, LLC

iSpace Software Technologies, Inc.

DST TASS, LLC
DST Brokerage Solutions, LLC

Finix Professional Services, LLC

Converge Systems, LLC

Newkirk Products, Inc.

LTM Publishing, Inc.

McKay Hochman Co., Inc.

Third Party Educational Systems, Inc. (d/b/a MasteryPoint Financial Technologies)

CFG Output LLC (f/k/a DST Output Fulfillment Group, LLC)

DST Healthcare Holdings, Inc. (f/k/a DST Health Solutions Holdings, Inc.)

Schedule I

EXHIBIT C

ADDRESSES

SELLERS:

DST Output, LLC

DST Output Central, LLC

DST Output East, LLC

DST Output West, LLC

DST Technologies, Inc.

DST Stock Transfer, Inc.

DST Mailing Services, Inc.

DST Output Electronic Solutions, Inc.

DST Worldwide Services, LLC

DST Retirement Solutions, LLC

DST Brokerage Solutions, LLC

Finix Professional Services, LLC

Converge Systems, LLC

CFG Output LLC

333 West 11th Street, 5th Floor

Kansas City, MO 64105

Attention: Gregg Wm. Givens

Facsimile No. 816-435-8630

Argus Health Systems, Inc.

1300 Washington Street

Kansas City, MO 64105

Attention: Gregg Wm. Givens

Facsimile No. 816-435-8630

DST Direct, LLC

601 Monroe Street

Jefferson City, MO 65101

Attention: Gregg Wm. Givens

Facsimile No. 816-435-8630

DST Health Solutions, LLC

DST Healthcare Holdings, Inc.

2400 Thea Drive

Harrisburg, PA 17110

Attention: Gregg Wm. Givens

Facsimile No. 717-703-6190

DST Global Solutions North America, LLC

27 Melcher Street
Boston, MA 02210

Attention: Gregg Wm. Givens

Facsimile No. 617-482-8878

Exhibit C-1

iSpace Software Technologies, Inc. 2400 Thea Drive Harrisburg, PA 17110 Attention: Gregg Wm. Givens Facsimile No. 717-703-6190

DST TASS, LLC

1075 Baker Building, 706 Second Avenue South

Minneapolis, MN 55402

Attention: Gregg Wm. Givens

Facsimile No. 612-238-4398

Newkirk Products, Inc.

15 Corporate Circle
Albany, NY 12203

Attention: Gregg Wm. Givens

Facsimile No. 518-862-3399

LTM Publishing, Inc.

15 Corporate Circle
Albany, NY 12203

Attention: Gregg Wm. Givens

Facsimile No. 518-862-3399

McKay Hochman Co., Inc.

10 Park Place
Butler, NJ 07405

Attention: Gregg Wm. Givens

Facsimile No. 518-862-3399

Third Party Educational Systems, Inc.

43 Main Street, SE

Minneapolis, MN 55414
Attention: Gregg Wm. Givens

Facsimile No. 518-862-3399

PURCHASER:	DST Systems, Inc. 333 West 11th Street, 5th Floor Kansas City, MO 64105 Attention: Gregg Wm. Givens Facsimile No. 816-435-8630

Exhibit C-2

EXHIBIT D

SELLER UCC INFORMATION

Name:	DST Output, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Name:	DST Output Central, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Name:	DST Output East, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: DST Output East, Inc.

D/B/A Names: None

Name:	DST Output West, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

Exhibit D-1

D/B/A Names: None

Name:	DST Technologies, Inc.

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Missouri

UCC Filing Office: Secretary of State of Missouri

Prior Names: None

D/B/A Names: None

Name:	DST Stock Transfer, Inc.

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Missouri

UCC Filing Office: Secretary of State of Missouri

Prior Names:  None

D/B/A Names: None

Name:	DST Mailing Services, Inc.

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: DST Postal Services, Inc., Global Mailing Services, Inc.

D/B/A Names: None

Name:	DST Output Electronic Solutions, Inc.

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Missouri

UCC Filing Office: Secretary of State of Missouri

Exhibit D-2

Prior Names: DST CDS, Inc., Corporate Documents Systems, Inc. and DST Electronic Output Solutions, Inc.

D/B/A Names: None

Name:	DST Worldwide Services, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Missouri

UCC Filing Office: Secretary of State of Missouri

Prior Names: DST WorldWide Services, LLC

D/B/A Names: None

Name:	DST Retirement Solutions, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Name:	Argus Health Systems, Inc.

Address:	1300 Washington Street

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Name:	DST Direct, LLC

Address:	601 Monroe Street

Jefferson City, MO 65101

Jurisdiction of Organization: Missouri

UCC Filing Office: Secretary of State of Missouri

Prior Names: None

D/B/A Names: None

Exhibit D-3

Name:	DST Health Solutions, LLC

Address:	2400 Thea Drive

Harrisburg, PA 17110

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: Synertech Health System Solutions, LLC, DST Health Solutions Systems, LLC and DST Health Solutions Services, LLC

D/B/A Names: None

Name:	DST Global Solutions North America, LLC
Address:	27 Melcher Street

Boston, MA 02210

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: DSTi Mosiki, LLC

D/B/A Names: None

Name:	iSpace Software Technologies, Inc.

Address:	2400 Thea Drive

Harrisburg, PA 17110

Jurisdiction of Organization: California

UCC Filing Office: Secretary of State of California

Prior Names: None

D/B/A Names: None

Name:	DST TASS, LLC

Address:	1075 Baker Building, 706 Second Avenue South

Minneapolis, MN 55402

Jurisdiction of Organization: Minnesota

UCC Filing Office: Secretary of State of Minnesota

Prior Names: TASS, LLC

D/B/A Names: None

Exhibit D-4

Name:	DST Brokerage Solutions, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Name:	Finix Professional Services, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Name:	Converge Systems, LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: None

D/B/A Names: None

Name:	Newkirk Products, Inc.

Address:	15 Corporate Circle

Albany, NY 12203

Jurisdiction of Organization: New York

UCC Filing Office: Secretary of State of New York

Prior Names: None

D/B/A Names: None

Exhibit D-5

Name:	LTM Publishing, Inc.

Address:	15 Corporate Circle

Albany, NY 12203

Jurisdiction of Organization: New York

UCC Filing Office: Secretary of State of New York

Prior Names: None

D/B/A Names: None

Name:	McKay Hochman Co., Inc.

Address:	10 Park Place

Butler, NJ 07405

Jurisdiction of Organization: New York

UCC Filing Office: Secretary of State of New York

Prior Names: None

D/B/A Names: None

Name:	Third Party Educational Systems, Inc.

Address:	43 Main Street, SE

Minneapolis, MN 55414

Jurisdiction of Organization: Minnesota

UCC Filing Office: Secretary of State of Minnesota

Prior Names: None

D/B/A Names: MasteryPoint Financial Technologies

Name:	CFG Output LLC

Address:	333 West 11th Street, 5th Floor

Kansas City, MO 64105

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: DST Output Fulfillment Group, LLC

D/B/A Names: None

Exhibit D-6

Name:	DST Healthcare Holdings, Inc.

Address:	2400 Thea Drive

Harrisburg, PA 17110

Jurisdiction of Organization: Delaware

UCC Filing Office: Secretary of State of Delaware

Prior Names: DST Health Solutions Holdings, Inc.

D/B/A Names: None

Exhibit D-7